UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Senseonics Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SENSEONICS HOLDINGS, INC.
20451 Seneca Meadows Parkway
Germantown, Maryland 20876-7005
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 17, 2023
Dear Stockholder:
The Annual Meeting of Stockholders of Senseonics Holdings, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 17, 2023 at 10:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online. The Annual Meeting can be accessed by visiting http://www.meetnow.global/MAJWHPT. You will not be able to attend the Annual Meeting physically in person. The purpose of the Annual Meeting will be the following:
1.
To elect the five nominees of the Board of Directors, Timothy T. Goodnow, Francine R. Kaufman, Sharon Larkin, Koichiro Sato and Robert Schumm, to the Board of Directors to hold office until the 2026 Annual Meeting of Stockholders.

2.
To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement accompanying this Notice.

3.
To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as independent registered public accounting firm, or auditors, for the fiscal year ending December 31, 2023.

4.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice. All stockholders are invited to attend the meeting online. The record date for the Annual Meeting is March 29, 2023. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on May 17, 2023 at 10:00 a.m. EDT at http://www.meetnow.global/MAJWHPT
The proxy statement and annual report to stockholders are available at www.envisonreports.com/sens.
By Order of the Board of Directors,
Rick Sullivan
Secretary
Germantown, Maryland
April 6th, 2023
You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please vote by one of following methods as promptly as possible in order to ensure your representation at the meeting: 1) over the internet at www.envisionreports.com/sens, 2) by telephone by calling the toll-free number 1-800-652-VOTE, or 3) by completing, dating, signing and returning the proxy mailed to you. Even if you have voted by proxy, you may still vote online if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote online at the meeting, you must obtain a proxy issued in your name from that record holder.

SENSEONICS HOLDINGS, INC.
20451 Seneca Meadows Parkway
Germantown, Maryland 20876-7005
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 17, 2023
MEETING AGENDA
Proposals	Page	Voting Standard	Board Recommendation
Election of Directors	9	Plurality	FOR each director nominee
Advisory approval of the compensation of the Company’s named executive officers	20	Majority of shares present in person or virtually or represented by proxy and entitled to vote on the matter.	FOR
Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2023	21	Majority of shares present in person or virtually or represented by proxy and entitled to vote on the matter.	FOR
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board of Directors (the “Board of Directors”) is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request, free of charge, a printed copy may be found in the Notice.
We intend to mail the Notice on or about April 6, 2023 to all stockholders of record entitled to vote at the annual meeting.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after April 16, 2023.
How do I attend the Annual Meeting?
The meeting will be held on Wednesday, May 17, 2023 at 10:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online. The Annual Meeting can be accessed by visiting http://www.meetnow.global/MAJWHPT. The virtual meeting platform is fully supported across browsers and devices running the most updated versions of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the meeting.
We recommend that you log in a few minutes before the Annual Meeting on May 17, 2023 to ensure you are logged in when the meeting starts. Online check-in will begin at 9:55 a.m. Eastern Time. You will need the control number included on your Notice in order to be able to attend the Annual Meeting. Please note that if you hold your shares in street name, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting.
Why is the Annual Meeting a virtual, online meeting?
We have decided to again hold a virtual meeting because we believe holding a virtual meeting improves stockholder access, encourages greater global participation, lowers costs compared to an in-person event, and aligns with our broader sustainability goals. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Information on how to vote online during the Annual Meeting is discussed below.
Can I ask questions at the Annual Meeting?
Only stockholders of record as of the record date for the Annual Meeting and their proxy holders may submit questions or comments.
If you would like to submit a question, you may do so by joining the virtual Annual Meeting at http://www.meetnow.global/MAJWHPT and typing your question in the box in the Annual Meeting portal. To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, we ask that you limit your remarks to one brief question or comment that is relevant to the Annual Meeting or our business and that remarks are respectful of your fellow stockholders and meeting participants. Questions may be grouped by topic by our management with a representative question read aloud and answered. In addition, questions may be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests. Questions can be submitted at the Annual Meeting through a question tab and will be addressed in the Q&A portion of the Annual Meeting as time permits, or on the “Investors” page of our website as soon as is practical after the meeting.
What if I need technical assistance accessing or participating in the virtual Annual Meeting?
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log in page. Technical support will be available starting at 8:30 a.m. Eastern Time on May 17, 2023.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on March 29, 2023 will be entitled to vote at the Annual Meeting. On this record date, there were 479,780,414 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on March 29, 2023 your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone, to vote by proxy through the internet or to vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on March 29, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting via the Internet, we urge you to fill out and return a proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
Will a list of stockholders entitled to vote at the Annual Meeting be available?
For the ten days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of record for purposes germane to the Annual Meeting at our corporate headquarters during regular business hours.
What am I voting on?
There are three matters scheduled for a vote:
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Proposal No. 1  —  Election of five Class I directors;

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Proposal No. 2  —  Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and

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Proposal No. 3  —  Ratification of selection by the Audit Committee of the Board of Directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all of the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting or vote by proxy in one of three ways: online, by telephone or using a proxy card that you may request. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote during the meeting even if you have already voted by proxy.
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To vote through the Internet before the Annual Meeting, go to www.envisionreports.com/sens to complete an electronic proxy card. Please have your Notice in hand when you access the web site and then follow the instructions. If you choose to vote through the Internet before the Annual Meeting, your vote must be received by 11:59 p.m. eastern time on May 16, 2023 to be counted.

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You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. The Annual Meeting can be accessed by visiting http://www.meetnow.global/MAJWHPT. Please have your Notice in hand when you access the website and then follow the instructions.

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To vote over the telephone, dial toll-free 1-800-652-VOTE. Your vote must be received by 11:59 p.m. Eastern Time on May 16, 2023 to be counted.

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To vote using the proxy card, promptly complete and return your proxy card, that may be delivered, and return it in the envelope provided. You should mail your signed proxy card sufficiently in advance for it to be received by May 16, 2023.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Please follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, please follow the instructions found at http://www.meetnow.global/MAJWHPT. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of March 29, 2023.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all five nominees for director, “For” the advisory approval of named executive officer compensation and “For” the ratification of KPMG LLP as independent auditors for the year ending December 31, 2023. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in an account with a broker, bank or other agent and I do not provide my broker, bank or other agent with voting instructions, what happens?
If you are a beneficial owner of shares held in an account with a broker, bank or other agent and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters that are considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal No. 1 or Proposal No. 2, but your broker may vote your shares on Proposal No. 3 even in the absence of your instruction. If you are a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the internet.

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You may send a timely written notice that you are revoking your proxy to Senseonics Holdings, Inc., Attn: Corporate Secretary, 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005.

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You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank or vote online at the Annual Meeting.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 8, 2023 to our Corporate Secretary at 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005. If you wish to nominate an individual for election at, or bring business other than through a stockholder proposal before, the 2024 Annual Meeting, you must deliver your notice to our Corporate Secretary at the address above between January 18, 2024 and February 17, 2024. Your notice to the Corporate Secretary must set forth information specified in our bylaws, including your name and address and the class and number of shares of our stock that you beneficially own.
If you propose to bring business before an annual meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: 1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting that business at the annual meeting and 2) any material interest you have in that business. If you propose to nominate an individual for election as a director, your notice must also include, as to each person you propose to nominate for election as a director, the following: 1) the name, age, business address and residence address of the person, 2) the principal occupation or employment of the person, 3) the class and number of shares of our stock that are owned of record and beneficially owned by the person, 4) the date or dates on which the shares were acquired and the investment intent of the acquisition and 5) any other information concerning the person as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated under the Exchange Act, including the person’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.
In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.
For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Current Report on Form 8-K, filed with the SEC on March 23, 2016.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be

“non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposals 1 and 2 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent or vote online at the Annual Meeting.
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes. Votes will be counted by the inspector of elections appointed for the Annual Meeting.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Five nominees receiving the most “For” votes; withheld votes will have no effect	Not applicable	No effect
2	Advisory approval of the compensation of our named executive officers	“For” votes from the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote on the matter	Against	No effect
3	Ratification of selection of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2023	“For” votes from the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote on the matter	Against	Not applicable(1)

(1)
This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum is present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. On the record date, there were 479,780,414 shares outstanding and entitled to vote. Thus, the holders of 239,890,208 shares must be present or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8 K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board of Directors presently has eleven (11) members. There are five Class I directors whose terms of office expire in 2023: Timothy T. Goodnow, Francine R. Kaufman, Sharon Larkin, John Marotta and Robert Schumm. Mr. Marotta is not standing for reelection and his service on the Board of Directors will cease upon the Annual Meeting. To fill the resulting vacancy, Koichiro Sato has been nominated for election at the meeting.
Of the nominees for election, Drs. Goodnow and Kaufman were previously elected by the stockholders. Mr. Schumm was appointed to the Board pursuant to the rights of PHC Holdings Corporation to designate up to two directors of the Company, in accordance with the terms of the Investor Rights Agreement, dated August 9, 2020 (the “PHC Investor Rights Agreement”). Ms. Larkin was appointed to the Board in December 2021, after having been identified as a prospective director by one of our non-management directors and our Chief Executive Officer. Mr. Sato is being nominated pursuant to the director designation rights of PHC Corporation, in accordance with the PHC Investor Rights Agreement. If elected at the Annual Meeting, each of these nominees would serve until the 2026 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.
Directors are elected by a plurality of the votes of the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the five nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee may instead be voted for the election of a substitute nominee proposed by our Board of Directors. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.
The Nominating and Corporate Governance Committee of our Board of Directors seeks to assemble a board that, as a whole, has diverse viewpoints and experiences and possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the overall composition of the Board of Directors, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board of Directors.
The biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director. However, each member of the committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board of Directors, and these views may differ from the views of other members.
CLASS I NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2026 ANNUAL MEETING
Timothy T. Goodnow, age 61
Dr. Goodnow was elected as one of our directors and was appointed as our President and Chief Executive Officer in December 2015. From 2010 to December 2015, Dr. Goodnow served on the board of directors of Senseonics, Incorporated and he served as the President and Chief Executive Officer of Senseonics, Incorporated from 2011 to December 2015. Dr. Goodnow served as Vice President, Technical Operations of Abbott Diabetes Care, a healthcare company, from 2000 to 2011. Prior to that, he held positions at TheraSense, Verax Biomedical, Inc. and Dade Behring and Baxter Healthcare. Dr. Goodnow received his Ph.D. and B.S. in chemistry from The University of Miami. Our Board of Directors believes that Dr. Goodnow’s experience as our Chief Executive Officer, his background in medical device development and his knowledge of the diabetes industry qualify him to serve as a director of our Company.
Francine R. Kaufman, age 72
Dr. Kaufman was appointed as one of our directors in November 2019 and was appointed as our Chief Medical Officer in March 2019. Prior to joining our Company, Dr. Kaufman served as Chief Medical Officer and Vice President of Global Clinical, Regulatory and Medical Affairs at Medtronic Diabetes from 2009 to January 2019. Prior to that, she served as Director of the Comprehensive Childhood Diabetes Center, and head of the Center for Endocrinology, Diabetes and Metabolism at Children’s Hospital Los Angeles from 1991 to 2009. Dr. Kaufman is also a Distinguished Professor Emerita of Pediatrics and Communications at the Keck School of Medicine and the Annenberg School of Communications of the University of Southern California. She was formerly the president of the American Diabetes Association in 2003 and chair of the National Diabetes Education Program from 2008 to 2009. Dr. Kaufman was also elected to the National Academy of Medicine in 2005. She was also an advisor to the Governor on the California Initiative on Health, Fitness and Obesity in 2007. Dr. Kaufman received her B.A. from Northwestern University and her M.D. from Chicago Medical School. Our Board of Directors believes that Dr. Kaufman’s experience as our Chief Medical Officer, her background in medical device development and her medical expertise with diabetes qualify her to serve as a director of our Company.
Sharon Larkin, age 59
Ms. Larkin was appointed to our Board of Director in December 2021. Ms. Larkin served as senior vice president, Human Resources and Administration for Assertio Therapeutics, Inc. from 2017 until her retirement in 2020. Prior to joining Assertio Therapeutics, Inc., Ms. Larkin served as divisional vice president, Human Resources, Medical Devices Group at Abbott Laboratories from 1992 to 2017, where she provided global human resources leadership for Abbott’s five medical device operating businesses, including Abbott Diabetes Care, Abbott Vascular, Abbott Medical Optics, Abbott Animal Health and Abbott Electrophysiology. Ms. Larkin joined Abbott in 1992 and also held positions of increased responsibility in Abbott’s Nutrition, HealthSystems and Corporate operations. Prior to joining Abbott, Ms. Larkin worked for the Federal Reserve Bank of Atlanta, Jacksonville Branch, where she provided leadership for the branch’s U.S. Treasury securities services and human resources operations. Ms. Larkin received a B.S. in industrial management from the Georgia Institute of Technology. Our Board of Directors believes that Ms. Larkin’s extensive experience in human resources operations qualifies her to serve as a director of the Company.
Koichiro Sato, age 49
Mr. Sato is nominated to fill the vacancy that will exist upon the conclusion of Mr. Marotta’s service as a director at the Annual Meeting. Mr. Sato is Senior Executive Vice President, Representative Director and Chief Operating Officer of PHC Holdings Corporation and oversees all business domains of PHC Group. Mr. Sato served as External Director for PHC Group from April 2017 through July 2022 when he assumed his current position. Prior to his role with PHC, Mr. Sato was engaged in the healthcare business at the Mitsui & Co. for seven years. Koichiro has extensive knowledge of healthcare business not only in Japan but also globally with experience of having served as Director of DaVita Care Pte. Ltd, Director of Bowtie Life Insurance Company Limited and Chief Executive Officer of Hong Kong Branch of MBK Healthcare Management Pte. Ltd. Mr. Sato earned a bachelor’s degree from Keio University and a M.B.A. from McGill University. Mr. Sato has been nominated pursuant to a contractual right in favor of PHC Holdings Corporation to designate two individuals to serve on the Board of Directors.
Robert Schumm, age 56
Mr. Schumm was appointed to our Board of Directors in October 2020. Mr. Schumm has served as the President and Chief Executive Officer of Ascensia Diabetes Care AG and has led the Diabetes

Management Domain for PHC Group since October 2019. Mr. Schumm has also served as the President of Ascensia Diabetes Care US, Inc. since January 2016. Prior to joining Ascensia, Mr. Schumm held roles of increasing responsibility at Bayer Healthcare LLC from 1996 to January 2016, most recently serving as the Vice President, Global Marketing from 2013 to January 2016. Mr. Schumm received a bachelor’s degree in psychology from Princeton University and an M.B.A. in Marketing and International Business from New York University’s Stern School of Business. Our Board of Directors believes that Mr. Schumm’s substantial medical device and diabetes experience qualify him to serve as a director of our Company. Mr. Schumm is serving pursuant to a contractual right in favor of PHC Holdings Corporation to designate two individuals to serve on the Board of Directors.
CLASS I DIRECTORS WHOSE TERM IS EXPIRING AT THE 2023 ANNUAL MEETING
John Marotta, age 43
Mr. Marotta was appointed to our Board of Director in September 2021 pursuant to a contractual right in favor of PHC Holdings Corporation to designate two individuals to serve on the Board of Directors. Since February 2023, Mr. Marotta has served as an Executive in Residence for Patient Square Capital. Mr. Marotta served as the Chairman and Chief Executive Officer of PHC Holdings Corporation from December 2020 to May 2022. Prior to that, Mr. Marotta served as the Chief Executive Officer of Epredia, an operating company of PHC Group from July 2020 to April 2021. From October 2018 to June 2020, Mr. Marotta served as the Senior Vice President of Danaher Corporation, which later became Envista Holdings Corporation. Mr. Marotta served at Danaher from 2016 to 2018 as General Manager and Vice President of KavoKerr Restoratives. Prior to 2016, Marotta served in various roles as Vice President at Cardinal Health Inc., President and CEO at Emerge Medical and various commercial roles at Synthes Orthopedics and Janssen Pharmaceutica. Mr. Marotta is a Healthcare Fellow at the Aspen Institute and a member of the Aspen Global Leadership Network, positions he has held since 2015. Mr. Marotta received a BS from the University of Dayton and an MBA from the University of Denver. After Mr. Marotta’s employment with PHC Holdings Corporation ended in May 2022, he continued to serve on our Board of Directors, however, Mr. Marotta is not standing for reelection at this years’ annual meeting and his service on the Board of Directors will cease upon the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” EACH NAMED NOMINEE.
CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2024 ANNUAL MEETING
Steven Edelman, M.D., age 67
Dr. Edelman was elected to our Board of Directors in September 2016. Dr. Edelman has served as a Professor of Medicine in the Division of Endocrinology, Diabetes & Metabolism at the University of California, San Diego and the Veterans Affairs Healthcare System of San Diego since 2001. He also currently serves as a director of Taking Control of Your Diabetes, a non-profit organization promoting patient education, motivation and self-advocacy that he founded in 1995, and the Diabetes Care Clinic VA Medical Center. Dr. Edelman received his B.A. from the University of California, Los Angeles, his M.S. in Biology from the University of California, Los Angeles and his M.D. from the University of California, Davis. Our Board of Directors believes that Dr. Edelman’s substantial diabetes industry experience qualifies him to serve as a director of our Company.
Edward J. Fiorentino, age 64
Mr. Fiorentino was elected to our Board of Directors in December 2015. Mr. Fiorentino served on the Senseonics, Incorporated Board of Directors from March 2012 to December 2015. Since March 2016, Mr. Fiorentino has served as Chairman and Chief Executive Officer of TerSera Therapeutics, a specialty pharmaceutical company. From 2013 to January 2016, Mr. Fiorentino served as Chairman and Chief Executive Officer of Crealta Pharmaceuticals, a specialty pharmaceutical company. From 2009 to 2013, Mr. Fiorentino served as the Chief Executive Officer of Actient Pharmaceuticals. Prior to joining Actient Pharmaceuticals, Mr. Fiorentino served in various positions at Abbott Laboratories, including Corporate

Vice President of Pharmaceutical Commercial Operations, for more than 20 years. He also previously served as Senior Vice President and President of Abbott Diabetes Care and was Executive Vice President of TAP Pharmaceuticals. Mr. Fiorentino received his B.S. in Business Administration from the State University of New York and his M.B.A. from Syracuse University. Our Board of Directors believes that Mr. Fiorentino’s substantial healthcare and pharmaceutical experience qualifies him to serve as a director of our Company.
Anthony Raab, age 42
Mr. Raab was appointed to our Board of Directors in October 2020. Mr. Raab is a co-founder of Masters Special Situations, LLC (“Masters”), and has served as a Senior Analyst at Masters Capital Management since 2015. He received his B.A. in economics with a certificate in markets and management from Duke University. Our Board of Directors believes that Mr. Raab’s healthcare investment experience and investment expertise qualify him to serve as a director of our Company. Mr. Raab is serving pursuant to a contractual right in favor of Masters to designate one individual to serve on the Board of Directors.
CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2025 ANNUAL MEETING
Stephen P. DeFalco, age 62
Mr. DeFalco was elected as a director and our chairman in December 2015. Mr. DeFalco served as chairman of the Senseonics, Incorporated board of directors from 2010 to December 2015 and served as Senseonics, Incorporated’s interim Chief Executive Officer from 2010 to 2011. In August 2019, Mr. DeFalco became the Chairman and Chief Executive Officer of Creation Technologies. From April 2018 to August 2019, Mr. DeFalco was a partner at Lindsay Goldberg & Co LLC. From2011 until January 2018, Mr. DeFalco served as the Chief Executive Officer of Crane & Co, Inc., a global technology company, and also served on its board of directors. Previously, from 2005 to 2010, he served as the Chief Executive Officer and on the board of directors of Nordion Inc. (formerly MDS Inc.), a public life sciences company. Mr. DeFalco received his M.B.A. from the Massachusetts Institute of Technology - Sloan School of Management, his M.S.E.E. from Syracuse University and his B.S.M.E. from the Massachusetts Institute of Technology. Our Board of Directors believes that Mr. DeFalco’s leadership, executive, managerial and business experience with life sciences companies qualifies him to serve as a director of our company.
Douglas S. Prince, age 69
Mr. Prince was elected to our Board of Directors in December 2015. Mr. Prince served on the Senseonics, Incorporated board of directors from February 2015 to December 2015. Mr. Prince served as the Chief Financial Officer of Crane & Co., Inc., a global technology company, from 2013 to January 2018. From 2010 to 2013, Mr. Prince served as the Chief Financial Officer of Northern Power Systems Corp., an energy technology company. From 2007 to 2010, Mr. Prince served as Chief Financial Officer of Nordion Inc. (formerly MDS Inc.), a public life sciences company. Since November 2019, Mr. Prince has also served on the Board of Directors of Creation Technologies, a private electronics manufacturing services company. Mr. Prince received his B.B.A. in Business Administration from the University of Kentucky. Our Board of Directors believes that Mr. Prince’s executive experience and financial expertise qualify him to serve as a director of our Company.
Douglas A. Roeder, age 52
Mr. Roeder was elected to our Board of Directors in December 2015. Mr. Roeder served on the Senseonics, Incorporated board of directors from October 2011 to December 2015. Mr. Roeder joined Delphi Ventures as an Associate in 1998 and has been a Partner of Delphi Ventures since 2000, focusing on medical devices, diagnostics and biotechnology. Prior to joining Delphi Ventures, Mr. Roeder was an Associate with Alex, Brown & Sons Healthcare Investment Banking Group. Mr. Roeder previously served on the board of directors of Tandem Diabetes, Inc. from 2009 to 2022 and TriVascular Technologies, Inc. from 2008 to 2016. Mr. Roeder received his A.B. from Dartmouth College. Our Board of Directors believes that Mr. Roeder’s substantial experience with companies in the healthcare sector and his venture capital, financial and business experience qualify him to serve as a director of our Company.

Board Diversity
The Board Diversity Matrix, below, provides the diversity statistics for our Board of Directors.
Board Diversity Matrix (As of April 1, 2023)
Total Number of Directors	11
	Female	Male	Non- Binary
Part I: Gender Identity
Directors	2	9	—
Part II: Demographic Background
African American or Black	1	—	—
Alaskan Native or Native American	—	—	—
Asian	—	—	—
Hispanic or Latinx	—	—	—
Native Hawaiian or Pacific Islander	—	—	—
White	1	9	—
Two or More Races or Ethnicities	—	—	—
LGBTQ+	—	—	—
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under the NYSE American listing rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board of Directors consults with our counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NYSE American, as in effect from time to time.
Consistent with these considerations, our Board of Directors has undertaken a review of all relevant identified transactions or relationships between each director and director nominee, or any of his or her family members, and the Company, its senior management and its independent auditors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors has determined that Stephen DeFalco, Douglas Prince, Douglas Roeder, Sharon Larkin, Steven Edelman, Edward Fiorentino, Anthony Raab and John Marotta, representing eight of 11 directors, are “independent directors” as defined under the listing rules of the NYSE American. In making these determinations, the Board of Directors found that none of these directors or nominees for director had a material or other disqualifying relationship with us. Mr. Marotta was previously considered not to be independent by virtue of his prior role as president and Chief Executive Officer of PHC Holdings Corporation, the parent company of Ascensia Diabetes Care, our exclusive distribution partner for Eversense. However, following the termination of his employment with PHC Holdings Corporation, our Board of Directors determined that Mr. Marotta is an “independent director.”
Timothy Goodnow is not an independent director by virtue of his employment with us as our President and Chief Executive Officer and Francine Kaufman is not an independent director by virtue of her employment with us as our Chief Medical Officer. Robert Schumm is not an independent director by virtue of his role as president and chief executive officer of Ascensia Diabetes Care, our exclusive distribution partner for Eversense. By virtue of his role as Chief Operating Officer of PHC Holdings Corporation, if elected, Mr. Sato will not be considered an independent director.
BOARD OF DIRECTORS LEADERSHIP STRUCTURE
We regularly review the Board of Directors leadership structure. We believe the current leadership structure of the Board of Directors, in which the roles of Chairman of the Board and Chief Executive

Officer are separated, best serves overall corporate structure and the Board of Director’s ability to carry out its roles and responsibilities on behalf of our stockholders, including its oversight of management and corporate governance matters. We also believe that the current structure allows our Chief Executive Officer to focus on managing the Company, while leveraging our independent Chairman’s experience to drive accountability at the Board level. Our independent Chairman of the Board, Stephen DeFalco, has authority, among other things, to call and preside at Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board of Directors. Accordingly, the Chairman of the Board has substantial ability to shape the work of the Board of Directors, including influencing the matters that come before the Company’s standing board committees. Additionally, as Chairman, Mr. DeFalco is available to represent the Board of Directors in communications with stockholders, our commercial partners, including Ascensia Diabetes Care, and our other stakeholders. We believe that separation of the positions of Board Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the Company and our stockholders. As a result, we believe that having an independent Chairman can enhance the effectiveness of the Board of Directors as a whole.
ROLE OF THE BOARD OF DIRECTORS IN RISK OVERSIGHT
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, cybersecurity and reputational, including with respect to the COVID-19 outbreak. One of the key functions of the Board of Directors is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole with the assistance of the Audit Committee, as well as through various standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. The Audit Committee and Board of Directors conduct an annual enterprise risk management review of the Company’s most significant risks, processes to manage the risks, and mitigation activities with the Company’s compliance officer, with periodic updates throughout the year. Our risks are considered in the development of the Company’s periodic reports and disclosure controls. Our Audit Committee also has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and reviews cybersecurity risks. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance principles, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible. The Board of Directors has delegated to the Chairman of the Board of Directors the responsibility of coordinating between the Board of Directors and management with regard to the determination and implementation of responses to any problematic risk management issues.
MEETINGS OF THE BOARD OF DIRECTORS AND ANNUAL MEETING ATTENDANCE
The Board of Directors met five times during 2022. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.
As required under applicable NYSE American listing standards, during the last fiscal year, our independent directors met regularly in executive sessions at which only independent directors were present, in conjunction with meetings of the full board of directors. Mr. DeFalco, the Chairman of our Board of Directors, generally presides over the executive sessions.

We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory. Eleven of our then serving directors attended our 2022 annual meeting of stockholders.
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors has three standing committees: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the year ended December 31, 2022 for each of the committees:
Name	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Stephen P. DeFalco	X		X*
Steven V. Edelman		X	X
Edward J. Fiorentino	X	X
Douglas S. Prince	X*		X
Douglas A. Roeder		X*	X
Sharon Larkin		X
Anthony Raab
Robert Schumm
Timothy Goodnow
Francine Kaufman
John Marotta
Number of meetings in 2022	9	5	2

*
Committee chair.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that the members of each of the Board of Directors three standing committees meet the applicable NYSE American rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee of the Board of Directors was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on our audit engagement team as required by law; reviews and approves or rejects transactions between us and any related persons; confers with management, third party advisors and the independent auditors regarding the effectiveness of internal control over financial reporting; oversees and participates in the resolution of internal control issues, where identified; reviews new financial reporting and disclosure requirements and oversees implementation of new accounting standards; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; meets with our independent registered public accounting firm to discuss the scope and results of its examination and reviews the financial statements and reports contained in our periodic filings, and reviews and assesses the strength and effectiveness of the Company’s finance team.
The Audit Committee also assists the Board of Directors with oversight of management’s risk management process to identify, assess and mitigate business risks. These risks may include commercialization, product development, product quality, customer welfare, human capital, manufacturing and supply chain management, capital funding needs, global events, and other topics. The Audit Committee reviews management’s approach and response to regulatory compliance and legal risks such as selling practices, product labeling, data privacy, employee training, new regulatory requirements, and other topics. Any pending compliance or legal matters are reviewed in detail and where appropriate the Audit Committee and management use third party experts for advice and counsel on these matters. The Audit Committee reviews management’s cybersecurity programs and initiatives such as global cybersecurity threats, mitigation plans, incident response plans, software and hardware enhancements, security testing results, employee training, and other topics. Any cybersecurity breaches are reviewed in detail and where appropriate, the Audit Committee and management use third party experts for advice and counsel on these topics. The Audit Committee also annually reviews and approves the Company’s insurance programs,
The Audit Committee is composed of three directors: Mr. Prince, Mr. DeFalco and Mr. Fiorentino, with Mr. Prince serving as Chair. The Audit Committee met nine times during 2022. The Board of Directors has adopted a written Audit Committee charter that is available to stockholders on our website at www.senseonics.com.
The Board of Directors reviews the NYSE American listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Section 803B of the NYSE American Company Guide and under Rule 10A-3 under the Exchange Act).
The Board of Directors has also determined that Mr. Prince qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Prince’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for other public companies.
Report of the Audit Committee of the Board of Directors
Management has the primary responsibility for the preparation, presentation and integrity of the consolidated financial statements and for the establishment and effectiveness of internal controls and procedures designed to ensure compliance with generally accepted accounting principles and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements, in all material respects, with generally accepted accounting principles. In performing its oversight role, the Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2022 with management and the independent registered public accounting firm. The Audit Committee also discussed the matters required to be discussed by the PCAOB and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Douglas S. Prince, Chair
Stephen DeFalco
Edward J. Fiorentino

*
The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the

Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than the Company’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The Compensation Committee is composed of four directors: Mr. Roeder, Mr. Fiorentino, Dr. Edelman and Ms. Larkin, with Mr. Roeder serving as Chair. All members of the Compensation Committee are independent, as independence is currently defined in Section 805 of the NYSE American Company Guide. The Compensation Committee met five times during the fiscal year. The Board of Directors has adopted a written Compensation Committee charter that is available to stockholders on our website at www.senseonics.com.
The Compensation Committee of the Board of Directors acts on behalf of the Board of Directors to review, adopt and oversee our compensation strategy, policies, plans and programs, including:
•
establishment of corporate and individual performance objectives relevant to the compensation of our executive officers and members of senior management and evaluation of performance in light of these stated objectives;

•
review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our Chief Executive Officer and the other executive officers;

•
compensation of our non-employee directors; and

•
administration of our equity compensation plans and similar plans or programs.

Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NYSE American, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and NYSE American described above, the Compensation Committee engaged Willis Towers Watson as compensation consultants. The Compensation Committee has assessed Willis Towers Watson’s independence and determined that Willis Towers Watson had no conflicts of interest in connection with its provisions of services to the Compensation Committee. Specifically, the Compensation Committee engaged Willis Towers

Watson to suggest a peer company group composed of public companies comparable to us and conduct an executive compensation assessment analyzing the current cash and equity compensation of our executive officers, directors and other senior management against compensation for similarly situated executives at our peer group companies. Our management did not have the ability to direct Willis Towers Watson’s work.
Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. The Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, stock performance data, analyses of historical executive compensation levels and current compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant to be comparable to us.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by the Board of Directors), reviewing and evaluating incumbent directors, recommending to the Board of Directors for selection candidates for election to the Board of Directors, making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors, assessing the performance of management and the Board of Directors, and developing a set of corporate governance principles for the Company.
The Nominating and Corporate Governance Committee is composed of four directors: Mr. DeFalco, Mr. Prince, Mr. Roeder and Dr. Edelman, with Mr. DeFalco serving as Chair. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Section 803A of the NYSE American Company Guide). The Nominating and Corporate Governance Committee met two times during 2022. The Board of Directors has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on our website at www.senseonics.com.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of us and the Board of Directors, to maintain a balance of knowledge, experience and capability.

Our Nominating and Corporate Governance Committee does not have a formal policy regarding board diversity. Diversity is one of a number of factors, however, that the committee takes into account in identifying nominees, and the Nominating and Corporate Governance Committee believes that it is essential that the board members represent diverse viewpoints and experiences and possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To accomplish the Board’s diversity objectives, the Nominating and Governance Committee may retain an executive search firm to help identify potential directors that meet these objectives.
In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee also takes into account the results of the self-evaluation or surveys of the Board of Directors, conducted annually. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NYSE American purposes, which determination is based upon applicable NYSE American listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee in care of our Corporate Secretary at 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005. Any such recommendation should be delivered at least 90 days, but no more than 120 days, prior to the anniversary date of the mailing of our proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Board of Directors has adopted a formal process by which stockholders may communicate with the Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to the Board of Directors or the director in care of Senseonics Holdings, Inc., 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005, Attn: Corporate Secretary. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and the number and class of shares of our stock that are owned beneficially by the stockholder as of the date of the communication.
These communications will be reviewed by our Corporate Secretary, who will determine whether they should be presented to the Board of Directors. The purpose of this screening is to allow the Board of Directors to avoid having to consider communications that contain advertisements or solicitations or are unduly hostile, threatening or similarly inappropriate. All communications directed to the Audit Committee in accordance with our Amended and Restated Whistleblower Policy that relate to questionable accounting or auditing matters involving us will be promptly and directly forwarded to the Audit Committee.

Any interested person may communicate directly with the non-management directors. Persons interested in communicating directly with the non-management directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the non-management directors generally, in care of Senseonics Holdings, Inc., 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.
CODE OF ETHICS
We have adopted the Senseonics Holdings, Inc. Amended and Restated Code of Business Conduct and Ethics, or the Code of Ethics, applicable to all of our employees, executive officers and directors. The Code of Ethics is available on our website at www.senseonics.com. The Audit Committee of our Board of Directors is responsible for overseeing the Code of Ethics and must approve any waivers of the Code of Ethics for executive officers and directors. If we make any substantive amendments to the Code of Ethics or grant any waiver from a provision of the Code of Ethics to any executive officer or director, we will promptly disclose the amendment or waiver on our website.
CORPORATE GOVERNANCE GUIDELINES
The Board of Directors has documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board has the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, including diversity of directors, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at www.senseonics.com.
HEDGING POLICY
Under our insider trading policy, no employee, director or consultant may engage in short sales, transactions in put or call options, hedging transactions, margin accounts or other inherently speculative transactions with respect to our stock at any time.
PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. This advisory (non-binding) vote is commonly referred to as a “say-on-pay” vote.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the say-on-pay vote is disclosed in the compensation tables and the related narrative disclosures that accompany the compensation tables contained in the “Executive Compensation” section of this proxy statement. As described in those disclosures, the Company believes that its compensation policies and decisions are strongly aligned with our stockholder’s interests and consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.
Accordingly, the Board of Directors is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any related narrative disclosures that accompany the compensation tables in the Company’s proxy statement for its 2023 Annual Meeting of Stockholders, is hereby APPROVED.”
Because the say-on-pay vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this say-on-pay vote or otherwise, are important to management and the Board of Directors and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this say-on-pay vote in making determinations in the future regarding executive compensation arrangements.
Advisory approval of this proposal requires the vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 2.
PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
KPMG LLP currently serves as our independent registered public accounting firm. After consideration of the firm’s qualifications, the Audit Committee of the Board of Directors has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our or our stockholders’ best interests.
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
As previously disclosed, Ernst & Young LLP was dismissed as our independent registered public accounting firm on March 9, 2022. Ernst & Young LLP’s report on the consolidated financial statements for the fiscal years ended December 31, 2020 and December 31, 2021 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.
During the fiscal year ended December 31, 2021, and the subsequent interim period through March 9, 2022, the effective date of Ernst & Young’s dismissal, there were: (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures which, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference thereto in its reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
On March 9, 2022, the Board of Directors approved the engagement of KPMG LLP to serve as the Company’s independent registered public accounting firm. During the fiscal year ended December 31, 2021, and through March 9, 2022, neither the Company, nor anyone on its behalf, consulted KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
We previously provided Ernst & Young LLP with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from Ernst & Young LLP addressed to the SEC stating that they agree with the above statements. This letter was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 15, 2022.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2022 and 2021, by KPMG LLP and Ernst & Young LLP, respectively, the Company’s current and former principal accountants. All such fees described below were pre-approved by the Audit Committee.
	2022	2021
Audit fees(1)	$857,290	$1,204,000
Tax fees(2)	63,704	—
Non-audit-related fees(3)	5,500	—
Total fees	$926,494	$1,204,000

(1)
Includes the aggregate fees and out of pocket expenses billed for the integrated audit of our consolidated annual financial statements and reviews of our interim consolidated financial statements included in quarterly reports on Form 10-Q. This category also includes services related to provision of comfort letters, consents, and review of documents for registration statements on Forms S-3 and S-8, offering memorandums and supplemental prospectus filings.

(2)
Consists of fees for professional services primarily for tax compliance services.

(3)
Consists of aggregate fees billed for services provided by the independent registered public accounting firm other than those disclosed above, which relate to professional development programs.

PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and, if applicable, non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. On a periodic basis, the independent registered public accounting firm reports to the Audit Committee on the status of actual costs for approved services against the approved amounts.
All of the services of KPMG LLP and Ernst & Young LLP, respectively, for the years ended December 31, 2022 and 2021 described above were pre-approved in accordance with the Audit Committee Pre-Approval Policy.
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of KPMG LLP.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 3.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers.
Name	Position
Executive Officers:
Timothy T. Goodnow, Ph.D.	President, Chief Executive Officer and Director
Frederick (“Rick”) Sullivan	Chief Financial Officer, Secretary and Treasurer
Mukul Jain, Ph.D.	Chief Operating Officer
Francine R. Kaufman, M.D.	Chief Medical Officer and Director
Kenneth L. Horton	General Counsel and Corporate Development Advisor
Executive Officers Who Are Not Directors
The following sets forth certain information with respect to our executive officers who are not directors:
Frederick (“Rick”) Sullivan, age 39
Mr. Sullivan was appointed as our Chief Financial Officer in September, 2022. Mr. Sullivan previously served as the Company’s Vice President of Finance from October 2020 to September 2022, as Treasurer, Head of Strategy and Financial Planning from July 2017 to July 2018 and as Corporate Controller from December 2011 to June 2017. From July 2018 to September 2020 Mr. Sullivan served as Chief Financial Officer for various life science and technology companies in regenerative medicine, biosimilar, biodefense and environmental sensing. Mr. Sullivan received his B.S. in accounting from Salisbury University, Perdue School of Business and his M.B.A. from the University of Maryland, Robert H. Smith School of Business. Mr. Sullivan maintains an active CPA license in the state of Maryland.
Mukul Jain, Ph.D., age 50
Dr. Jain was appointed as our Chief Operating Officer in January 2017. Dr. Jain previously served as our Vice President Operations, Quality and Regulatory from December 2015 to January 2017. Dr. Jain served as Senior Director, Quality and Regulatory of Senseonics, Incorporated from 2012 to 2014 and as Vice President Operations, Quality and Regulatory of Senseonics, Incorporated from 2014 to December 2015. Prior to that, Dr. Jain held various positions at Medtronic, Inc., a medical technology and services company, from 1999 to 2012, most recently as a senior program manager. Dr. Jain received his M.B.A. from the University of Minnesota, Carlson School of Management, his Ph.D. in chemical engineering from the University of South Carolina and his B.Tech. from the Indian Institute of Technology, Kanpur.
Kenneth L. Horton, age 56
Mr. Horton has served as our General Counsel and Corporate Development Advisor since October 2017. Prior to joining the Company, Mr. Horton was Executive Vice President and Chief Legal Officer of Vertex Pharmaceuticals from 2012 to 2015. Prior to joining Vertex, Mr. Horton served as General Counsel and Executive Vice President of Corporate Development at MDS Inc., and its successor Nordion Inc. from 2005 to 2012. Mr. Horton also served as Vice President, Acquisitions, Ventures and General Counsel for the Life and Analytical Sciences business unit of PerkinElmer, Inc. and in other roles from 2000 to 2005. Mr. Horton previously practiced law at the law firm Ropes & Gray and was a strategy consultant in both the U.S. and Europe. Mr. Horton received his AB from Dartmouth College and a J.D. from Harvard Law School.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of April 1, 2023 by (i) each director and director nominee; (ii) each of our named executive officers; (iii) all currently serving executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Except as otherwise noted below, the address for persons listed in the table is c/o Senseonics Holdings, Inc., 20451 Seneca Meadows Parkway, Germantown, MD 20876.
This table is based upon information supplied by our named executive officers, directors and principal stockholders and a review of Schedule 13G and Schedule 13D and Section 16 filings with the SEC. Unless otherwise indicated in the footnotes to the table and subject to common property laws where applicable, we believe that each stockholder named in the table has sole voting and investment power with regard to the shares indicated as being beneficially owned. Applicable percentages are based on 479,780,414 shares of common stock outstanding as of April 1, 2023, adjusted as required by the rules promulgated by the SEC.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Principal Stockholders:
PHC Holdings Corporation(1)	86,892,237	15.4
Entities affiliated with Robert J. Smith(2)	39,380,057	7.7
BlackRock, Inc.(3)	32,405,894	6.8
The Vanguard Group(4)	24,013,935	5.0
Named Executive Officers, Directors and Director Nominee:
Timothy T. Goodnow, Ph.D.(5)	10,365,215	2.2
Kenneth Horton(6)	2,526,734	*
Mukul Jain, Ph.D.(7)	5,113,511	1.1
Stephen P. DeFalco(8)	1,794,417	*
Edward J. Fiorentino(9)	993,699	*
Douglas S. Prince(10)	935,599	*
Douglas A. Roeder(11)	365,073	*
Steven Edelman, M.D.(12)	981,090	*
Anthony Raab (13)	416,136	*
Sharon Larkin(14)	127,340	*
John Marotta(15)	66,372	*
Francine Kaufman(16)	1,987,357	*
Robert Schumm	0	*
Koichiro Sato	0	*
All current directors, director nominees and named executive officers as a group (14 persons)(17)	25,672,543	5.4

*
Represents beneficial ownership of less than 1%.

(1)
Consists of (a) 2,941,176 shares of common stock and (b) 83,951,061 shares of common stock issuable upon the exercise of “pre-funded” warrants. This information has been obtained, in part, from a Schedule 13D/A filed on March 20, 2023 by PHC Holdings Corporation, among other sources. The principal business address of PHC Holdings Corporation is 2-38-5 Nishishimbashi, Minato-ku, Tokyo, 105-8433 Japan.

(2)
Consists of (a) 9,000,000 shares of common stock held by Energy Capital, LLC and (b) 8,000 shares of common stock held by Plato & Associates, LLC and (c) 30,372,057 shares of common stock issuable upon conversion of 12,000 shares of Series B Convertible Preferred Stock that was sold to Energy Capital, LLC on November 7, 2022 pursuant to an Equity Line Agreement dated November 9, 2020. Such shares of Series B Convertible Preferred Stock are convertible into an aggregate of up to 30,372,057 shares of common stock, but the conversion of such Series B Convertible Preferred Stock is subject to a limitation that would limit the holder’s ability to convert the shares to the extent such conversion would result in beneficial ownership in excess of 9.90% of the outstanding common stock. Robert J. Smith is the sole Managing Member of Energy Capital, LLC and Plato & Associates, LLC and may be deemed to have voting and dispositive power over the shares held by both entities. This information has been obtained from, among other sources, a Schedule 13D/A filed on January 28, 2020 by Robert J. Smith. The principal business address of Robert J. Smith is 13650 Fiddlesticks Blvd., Suite 202-324, Ft. Myers, FL 33912.
(3)
Consists of 32,405,894 shares of common stock. BlackRock, Inc. may be deemed to have sole voting power over 31,916,503 shares of common stock and sole dispositive power over all 32,405,894 shares of common stock, which are held by the following subsidiaries: BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; Blackrock (Netherlands) B.V.; BlackRock Fund Advisors; BlackRock Asset Management Ireland Limited; BlackRock Institutional Trust Company, National Association; BlackRock Financial Management, Inc.; BlackRock Fund Managers Ltd; BlackRock Asset Management Schweiz AG; and BlackRock Investment Management, LLC. This information has been obtained from a Schedule 13G/A filed on February 1, 2023 by BlackRock Inc. The address of BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.

(4)
Consists of 24,013,935 shares of common stock. The Vanguard Group may be deemed to have shared voting power over 767,540 shares of Common Stock, shared dispositive power over 1,131,039 shares of common stock and sole dispositive power over 22,882,896 shares of common stock, which are held by The Vanguard Group subsidiaries. This information has been obtained from a Schedule 13G filed on February 9, 2023 by The Vanguard Group. The address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.

(5)
Consists of (a) 6,342,601 shares of common stock, (b) 2,848,562 shares of common stock underlying options that are exercisable within 60 days of April 1, 2023 and (c) 1,174,052 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(6)
Consists of (a) 1,648,030 shares of common stock, (b) 537,500 shares of common stock underlying options that are exercisable within 60 days of April 1, 2023 and (c) 341,204 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(7)
Consists of (a) 2,556,156 shares of common stock, (b) 2,041,955 shares of common stock underlying options that are exercisable within 60 days of April 1, 2023 and (c) 515,400 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(8)
Consists of (a) 1,373,637 shares of common stock, (b) 321,223 shares of common stock underlying options that are exercisable within 60 days of April 1, 2023 and (c) 99,557 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(9)
Consists of (a) 572,919 shares of common stock, (b) 321,223 shares of common stock underlying options that are exercisable within 60 days of April 1, 2023 and (c) 99,557 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(10)
Consists of (a) 430,919 shares of common stock, (b) 405,123 shares of common stock underlying options that are exercisable within 60 days of April 1, 2023 and (c) 99,557 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(11)
Consists of (a) 160,040 shares of common stock, (b) 105,476 shares of common stock underlying options that are exercisable within 60 days of April 1, 2023 and (c) 99,557 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(12)
Consists of (a) 520,340 shares of common stock, (b) 361,193 shares of common stock underlying options that are exercisable within 60 days of April 1, 2023 and (c) 99,557 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(13)
Consists of (a) 316,579 shares of common stock and (b) 99,557 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(14)
Consists of (a) 27,783 shares of common stock, and (b) 99,557 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(15)
Consists of 66,372 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(16)
Consists of (a) 1,368,500 shares of common stock, (b) 550,000 shares of common stock underlying options that are exercisable within 60 days of April 1, 2023 and (c) 68,857 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

(17)
Consists of an aggregate of (a) 15,317,504 shares of common stock, (b) 7,492,255 shares of common stock underlying options that are exercisable within 60 days of April 1, 2023 and (c) 2,862,784 shares issuable upon the vesting of restricted stock units that vest within 60 days of April 1, 2023.

EXECUTIVE COMPENSATION
For the year ended December 31, 2022, our named executive officers were:
•
Timothy T. Goodnow, Ph.D., our President and Chief Executive Officer;

•
Mukul Jain, Ph.D., our Chief Operating Officer; and

•
Kenneth Horton, our General Counsel and Corporate Development Advisor.

Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2022 and 2021. Because Mr. Horton was not a “named executive officer” for the year ended December 31, 2021, his 2021 compensation information has been omitted from the table and the related narrative discussion below.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation	Total ($)
Timothy T. Goodnow President and Chief Executive Officer	2022	585,999	109,000	2,206,241	600,476	43,938	3,545,654
	2021	568,560	—	2,044,999	496,800	34,866	3,145,225
Mukul Jain, Ph.D. Chief Operating Officer	2022	453,000	30,000	952,201	232,219	52,427	1,719,847
	2021	439,810	—	749,999	192,150	37,787	1,419,746
Kenneth Horton General Counsel and Corporate Development Advisor	2022	444,000	28,000	552,201	227,673	2,658	1,254,532

(1)
The amounts shown in this column reflect a one-time cash payment, approved by our Compensation Committee in May 2022, solely to compensate our named executive officers for certain significant adverse tax consequences that resulted from the difference between the share price when the RSUs vested and the share price when the Company’s “sell-to-cover” program was executed to satisfy federal and state tax withholding requirements.

(2)
The amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, in accordance with SEC rules, these amounts reflect the grant date fair values of RSUs granted to each of the named executive officers in each of 2021 and 2022, calculated in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), Compensation — Stock Compensation. Each RSU represented the contingent right to receive one share of our common stock, subject to the named executive officer’s continuous service to the Company upon the applicable vesting date. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing these awards are described in Note 15. Stock-Based Compensation in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(3)
The amounts reflect bonus paid on the achievement of specified corporate goals, as discussed further below under “— Narrative to Summary Compensation Table — Annual Bonus.”

Narrative to Summary Compensation Table
We review compensation annually for all employees, including our named executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.
Our Compensation Committee has historically determined our executives’ compensation. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, our Compensation Committee then approves the compensation of each executive officer after discussions without members of management present.
Our Compensation Committee has engaged Willis Towers Watson, a compensation consultant, and reviewed Willis Towers Watson’s compensation data for executives at similarly sized medical device companies when determining executive compensation.
Annual Base Salary
We have entered into employment agreements with each of our named executive officers that established their initial base salaries and target bonus opportunities. These base salaries are reviewed periodically by our Compensation Committee. The following table presents the annual base salaries for each of our named executive officers for 2021 and 2022. The 2021 base salaries for Dr. Goodnow, Dr. Jain and Mr. Horton became effective on January 1, 2021 and the 2022 base salaries became effective on January 1, 2022.
Name	2021 Base Salary ($)	% Increase	2022 Base Salary ($)	% Increase	2023 Base Salary ($)
Timothy T. Goodnow	568,560	3%	586,000	4.6%	613,000
Mukul Jain	439,810	3%	453,000	4.6%	474,000
Kenneth Horton			444,000	4.6%	464,000
Annual Bonus
We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. Each named executive officer has a target bonus opportunity, defined as a percentage of his or her annual salary. The following table presents the annual target bonus opportunity, as a percentage of annual base salary, for each of our named executive officers for 2021 and 2022. In addition, in the case of outperformance on the corporate objectives, our named executive officers are eligible to receive a bonus above target.
Name	Target Bonus (as a % of Base Salary) (%) 2021	Target Bonus (as a % of Base Salary) (%) 2022
Timothy T. Goodnow	100	100
Mukul Jain	50	50
Kenneth Horton		50

For 2022, bonuses were based on our achievement of specified corporate goals, including financial performance objectives, regulatory milestones and product development goals. Based on the level of achievement, our Compensation Committee determined that we had achieved 105% of the corporate objectives, entitling each named executive officer to 105% of their target bonuses based on their respective 2022 base salaries.
The bonus amounts paid in respect of the achievement of the various corporate goals and objectives are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
Grants of Plan-Based Awards
Long-Term Incentives
Our 1997 stock option plan (the “1997 Plan”), authorized us, and the amended and restated 2015 equity incentive plan (the “2015 Plan”), authorizes us to make grants to eligible recipients of non-qualified stock options, and incentive stock options.
Prior to 2020, our Compensation Committee granted stock options to our named executive officers on an annual basis, with the awards being issued on the date the Compensation Committee approves the grant. We set the option exercise price equal to 100% of the per-share fair market value of our common stock on the date of grant. In 2020, our Compensation Committee determined to transition to granting restricted stock units to our senior management in lieu of stock options in order to reduce the degree of dilution resulting from our equity awards.
2022 Annual Equity Awards
2022 Annual RSUs were granted to our named executive officers as follows:
Name	RSUs
Timothy T. Goodnow	1,762,932
Mukul Jain	775,863
Kenneth Horton	431,035
These RSUs vest in eight equal installments with the first installment vesting on June 15, 2022 and the remaining RSUs vesting in six month increments commencing on November 15, 2022, subject to the named executive officer’s continuous service as of the applicable vesting date.
Additional 2022 Compensation
In addition to the annual compensation described above, in May 2022, our Compensation Committee approved a one-time cash payment and the grant of additional RSUs solely to compensate our named executive officers for certain significant adverse tax consequences that resulted from the difference between the share price when the RSUs vested and the share price when the Company’s “sell-to-cover” program was executed to satisfy federal and state tax withholding requirements.
Name	Cash Payments	RSUs
Timothy T. Goodnow	$109,000	139,000
Mukul Jain	$30,000	45,000
Kenneth Horton	$28,000	45,000
The RSUs vest in full on May 15, 2023, subject to the named executive officer’s continuous service as of the vesting date. The grant date fair value of these RSUs is included in the stock awards column of the summary compensation table, and the cash payments are reflected in the bonus column of the summary compensation table.

2021 Annual Equity Awards
2021 Annual RSUs were granted to our named executive officers as follows:
Name	RSUs
Timothy T. Goodnow	1,099,462
Mukul Jain	403,225
These RSUs vest in eight equal installments with the first installment vesting on June 15, 2021 and the remaining RSUs vesting in six month increments commencing on November 15, 2021, subject to the named executive officer’s continuous service as of the applicable vesting date.
Outstanding Equity Awards at End of Fiscal Year 2022
The following table shows for the fiscal year ended December 31, 2022, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers.
	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Timothy T. Goodnow	220,236	0	$1.95	7/23/2025	959,239(4)	$988,016.17	—	—
	347,652	0	$2.97	4/11/2026	549,731(5)	$566,222.93	—	—
	750,000	0	$2.74	1/16/2027	139,000(6)	$143,170.00	—	—
	777,797	0	$2.62	2/1/2028	1,322,199(7)	$1,361,864.97	—	—
	747,335	16,669(1)(2)	$2.72	1/16/2029	—	—	—	—
Mukul Jain	153,774	0	$0.46	9/10/2023	475,543(4)	$489,809.29	—	—
	335,599	0	$0.54	6/3/2024	201,612(5)	$207,660.36	—	—
	108,686	0	$0.54	12/4/2024	45,000(6)	$46,350.00	—	—
	134,239	0	$1.95	7/23/2025	581,897(7)	$599,353.91	—	—
	145,254	0	$2.97	4/11/2026	—	—	—	—
	314,212	0	$2.73	1/19/2027	—	—	—	—
	495,191	0	$2.62	2/1/2028	—	—	—	—
	468,124	66,876(1)(2)	$2.72	1/16/2029	—	—	—	—
Kenneth Horton	223,500	0	$2.62	11/14/2027	242,747(4)	$250,029.41	—	—
	124,000	0	$3.18	3/7/2028	153,225(5)	$157,821.75	—	—
	186,042	3,958(1)(2)	$2.72	1/16/2029	45,000(6)	$46,350.00	—	—
	—	—	—	—	323,276(7)	$332,974.28	—	—

(1)
The remaining unvested shares underlying this option vested in January 2023.

(2)
The shares subject to these options will become immediately vested and exercisable in certain circumstances related to a change in control of our Company. See “Narrative to Summary Compensation Table — Long-Term Incentives” above and “Employment Agreements, Severance and Change in Control Arrangements” below.

(3)
Based on the closing price of our common stock of $1.03 per share on December 31, 2022, the last trading day of 2022.

(4)
These RSUs vest in eight equal installments with the first installment vesting on July 21, 2020 and the remaining RSUs vesting in six month increments commencing on November 15, 2020, subject to the named executive officer’s continuous service as of the applicable vesting date.

(5)
These RSUs vest in eight equal installments with the first installment vesting on June 15, 2021 and the remaining RSUs vesting in six month increments commencing on November 15, 2021, subject to the named executive officer’s continuous service as of the applicable vesting date.

(6)
These RSUs vest on May 15, 2023 subject to the named executive officer’s continuous service as of the applicable vesting date.

(7)
These RSUs vest in eight equal installments with the first installment vesting on June 15, 2022 and the remaining seven installments vesting in six month increments commencing on November 15, 2022, subject to the Reporting Person’s continuous service with the Issuer as of the applicable vesting date.

Pay Versus Performance
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and named executive officer pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.” For additional information about our pay for performance compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation” beginning on page 26.
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance metrics of the Company. The following table sets forth information concerning Compensation Actually Paid (“CAP”) to our Principal Executive Officer (“PEO”) and our non-PEO named executive officers versus our total shareholder return (“TSR”), total revenue and net income (loss) performance results for the fiscal years ended December 31, 2022 and 2021. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO Named Executive Officers” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term CAP is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation” section above.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based On:	Total Revenue ($M)(6)	Net Income (Loss) ($M)(6)
					Total Shareholder Return(5)
2022	$3,545,654	$(1,088,335)	$1,487,190	$(182,626)	$118.15	$16.4	$142.1
2021	$3,145,225	$10,393,425	$1,293,093	$4,093,093	$306.26	$13.7	$(302.5)

(1)
The dollar amounts reported in this column are the amounts of total compensation reported for Timothy T. Goodnow (our PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)
Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the relevant rules as shown in the adjustment table below.

	2021	2022
Summary Compensation Table Total	$3,145,225	$3,545,654
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(a)	$(2,044,999)	$(2,206,241)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(b)	$2,201,673	$1,505,035
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Year(b)	$3,657,744	$(2,474,711)
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(b)	$1,029,371	$489,412
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(b)	$2,404,411	$(1,947,484)
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(b)	$0	$0
Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0
Compensation Actually Paid	$10,393,425	$(1,088,335)

(a)
The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” columns in the Summary Compensation Table for the applicable year.

(b)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. We approached the determination of fair value in the same way as we historically have determined fair value and fair values as of each measurement date were determined using valuation assumptions and methodologies (including expected term, volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under US GAAP. See Note 15. Stock-Based Compensation in the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022 for additional details.

(3)
This figure is the average of the total compensation paid to our NEOs other than our PEO in each listed year, as shown in our Summary Compensation Table for such listed year. The names of the non-PEO NEOs in each year are listed in the table below.

2021	2022
Mukul Jain	Mukul Jain
Francine Kaufman	Kenneth Horton

(4)
This figure is the average of compensation actually paid for our NEOs other than our PEO in each listed year. Compensation actually paid does not mean that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the SEC’s rules as shown in the table below, with the indicated figures showing an average of such figure for all NEOs other than our PEO in each listed year.

	2021	2022
Summary Compensation Table Total	$1,293,093	$1,487,190
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(a)	$(628,999)	$(752,201)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(b)	$677,188	$512,514

	2021	2022
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Year(b)	$1,457,542	$(879,966)
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(b)	$316,613	$167,525
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(b)	$977,656	$(717,688)
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(b)	$0	$0
Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0
Compensation Actually Paid	$4,093,093	$(182,626)

(a)
The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” columns in the Summary Compensation Table for the applicable year.

(b)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. We approached the determination of fair value in the same way as we historically have determined fair value and fair values as of each measurement date were determined using valuation assumptions and methodologies (including expected term, volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under US GAAP. See “Stock Plans” Note 15. Stock-Based Compensation in the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022 for additional details.

(5)
Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and reinvesting all dividends until the last day of each reported fiscal year.

(6)
The dollar amounts reported are the Company’s total revenue and net income (loss) reflected in the Company’s audited financial statements.

Description of Relationships Between Compensation Actually Paid and Performance
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Compensation Actually Paid Versus Total Shareholder Return

Compensation Actually Paid Versus Net Income
Compensation Actually Paid Versus Total Revenue
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.
Employment Agreements, Severance and Change in Control Arrangements
Below are descriptions of employment agreements that our named executive officers entered into with us or Senseonics, Incorporated.
Agreement with Dr. Goodnow
In July 2015, Senseonics, Incorporated entered into an amended and restated employment agreement with Dr. Goodnow that governs the terms of his employment with us. Pursuant to the agreement, Dr. Goodnow was originally entitled to an annual base salary of $365,791 and was originally eligible to receive an annual performance bonus of up to 50% of his base salary, as determined by our Board of Directors. If Dr. Goodnow’s employment is terminated by us without “cause” or if he resigns for “good reason” (each as defined in his employment agreement), he would be entitled to receive severance payments equal to continued payment of his base salary for 18 months, 100% of his target bonus, healthcare continuation coverage for up to 18 months, and reimbursement of expenses owed to him through the date of his termination. If Dr. Goodnow’s employment is terminated by us without cause or if he resigns for good reason, coincident with a change in control (as defined in his employment agreement), he would be entitled to the benefits described above, although he would be entitled to 150%, rather than 100%, of his target bonus, and 50% of his then unvested equity awards would become fully vested. Additionally, if Dr. Goodnow’s employment is terminated by us or any successor entity without cause within 12 months following a change in control, then 100% of his then unvested equity awards shall become fully vested. Additionally, all of the options granted to Dr. Goodnow prior to our public offering in March 2016 will become fully vested upon a change in control.
Agreement with Dr. Jain
In July 2015, Senseonics, Incorporated entered into an amended and restated employment agreement with Dr. Jain, which was subsequently amended in April 2018, that governs the terms of his employment with us. Pursuant to the agreement as amended, Dr. Jain is entitled to an annual base salary of $376,000 subject to review and adjustment by the Board of Directors and is eligible to receive an annual performance bonus of up to 50% of his base salary, as determined by our Board of Directors. If Dr. Jain’s employment is terminated by us without “cause” or if he resigns for “good reason” (each as defined in his employment agreement), he would be entitled to receive severance payments equal to continued payment of his base salary for one year, a prorated portion of his target bonus for the year in which his service is terminated, healthcare continuation coverage for up to one year, and reimbursement of expenses owed to him through the date of his termination. If Dr. Jain’s employment is terminated by us without cause or if he resigns for good reason, coincident with a change in control (as defined in his employment agreement), he would be entitled to the benefits described above, although in lieu of the bonus described above, he would be entitled to 125% of his target bonus, and 50% of his then unvested equity awards would become fully vested. Additionally, if Dr. Jain’s employment is terminated by us or any successor entity without cause within 12 months following a change in control, then 100% of his then unvested equity awards would become fully vested. Additionally, all of the options granted to Dr. Jain prior to our public offering in March 2016 will become fully vested upon a change in control.
Agreement with Mr. Horton
In April 2023, Senseonics, Incorporated entered into an amended and restated employment agreement with Mr. Horton that governs the terms of his employment with us. Pursuant to the agreement, Mr. Horton is entitled to an annual base salary of $464,000 subject to review and adjustment by the Board of Directors and is eligible to receive an annual performance bonus of up to 50% of his base salary, as determined by our Board of Directors. If Mr. Horton’s employment is terminated by us without “cause” or if he resigns for “good reason” (each as defined in his employment agreement), he would be entitled to receive severance payments equal to continued payment of his base salary for twelve months, a prorated portion of his target bonus for the year in which his service is terminated, healthcare continuation coverage for up to one year, and reimbursement of expenses owed to him through the date of his termination. If Mr. Horton’s employment is terminated by us without cause or if he resigns for good reason, coincident with a change in control (as defined in his employment agreement), he would be entitled to the benefits described above, although in lieu of the bonus described above, he would be entitled severance payments equal to continued payment of his base salary for one year and he would be entitled to the larger of a prorated portion of his target bonus as described above or 125% of his target bonus. Additionally, if Mr. Horton’s employment is terminated by us or any successor entity without cause within 12 months following a change in control, then 100% of his then unvested equity awards would become fully vested.
401(k) Plan
We maintain a defined contribution employee retirement plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the U.S. Internal Revenue Code of 1986, as amended, so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute a portion of his or her pre-tax compensation, up to the statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee, subject to participants’ ability to give investment directions by following specified procedures. We currently make a 50% matching contribution up to 6% to our 401(k) plan.

Director Compensation
Non-Employee Director Compensation
Our Board of Directors has approved a non-employee director compensation policy pursuant to which we pay each of our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our Board of Directors. The compensation payable under the compensation policy has been determined based upon market data of comparable companies and recommendations presented by Willis Towers Watson. The cash retainers paid to non-employee directors for service on the Board of Directors and for service on each committee of the Board of Directors on which the director is a member are as follows:
	Member Annual Service Retainer	Chairman Additional Annual Service Retainer
Board of Directors	$40,000	$35,000
Audit Committee	10,000	10,000
Compensation Committee	6,500	7,500
Nominating and Corporate Governance Committee	5,000	5,000
Our non-employee director compensation policy permits non-employee directors to elect to receive all or a portion of the annual cash compensation in the form of shares of our common stock.
In addition, under our non-employee director compensation policy, each non-employee director elected to our Board of Directors is entitled to receive an equity award with a grant date fair value of $225,000 in the form of an RSU grant or stock option, at the election of the Compensation Committee. In the case of stock options, such options will vest monthly over a three-year period, subject to the non-employee director’s continued service as a director through each applicable vesting date. In the case of an RSU award, the award will vest annually in three installments, subject to the non-employee director’s continued service as a director through each applicable vesting date.
Further, on the date of each annual meeting of stockholders each non-employee director that continues to serve as a non-employee member on our Board of Directors will receive an equity award with a grant date fair value of $112,500 in the form of an RSU grant or stock option, at the election of the Compensation Committee. The shares subject to each such award will vest on the one-year anniversary of the grant date, subject to the director’s continued service as a non-employee director through each applicable vesting date. In the case of stock options, the exercise price of these options will equal the fair market value of our common stock on the date of grant. This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
Director Compensation Table
The following table sets forth information regarding compensation earned during the year ended December 31, 2022 by our non-employee directors for service on the Board of Directors from January 1, 2022 to December 31, 2022. Timothy T. Goodnow, our President and Chief Executive Officer, and Francine R. Kaufman, our Chief Medical Officer, also served on our Board of Directors, but did not receive any additional compensation for their service as directors and therefore are not included in the table below. The compensation of Dr. Goodnow as a named executive officer is set forth above under “Executive Compensation — Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Stephen P. DeFalco(3)	—	$212,494	$212,494
Edward J. Fiorentino(4)	—	$168,996	$168,996
Douglas S. Prince(5)	$37,500	$149,997	$187,497
Douglas A. Roeder(6)	$65,500	$112,499	$177,999
Steven Edelman(7)	$12,875	$151,121	$163,996
Anthony Raab(8)	$40,000	$112,499	$152,499
Robert Schumm(9)	—	—	—
Sharon Larkin(10)	$29,063	$119,765	$148,827
John Marotta(11)	$13,846	$78,319	$92,165

(1)
In 2022, we granted Messrs. DeFalco, Fiorentino, Prince, Edelman, and Larkin fully vested restricted stock units covering an aggregate of 65,568, 37,046, 24,588, 25,325 and 3,745, shares of common stock, respectively, in lieu of an aggregate quarterly retainer fees of $99,994, $56,497, $37,498, $38,622 and $7,265, respectively.

(2)
Each non-employee director serving at the time of our 2022 Annual Meeting of Stockholders, with the exception of Messrs. Schumm and Marotta, received 99,557 RSUs under our non-employee director compensation policy, with such RSUs vesting in full on the earlier of May 26, 2023 or the Company’s 2023 Annual Meeting of Stockholders, subject to the director’s continuous service through such vesting date. For information regarding equity compensation to Mr. Marotta during 2022, see footnote (11) below. The amounts in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the full grant date fair value for stock award granted during the year as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. Unlike the calculations contained in our consolidated financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the director will perform the requisite service for the award to vest in full. The assumptions we used in valuing stock awards are described in Note 15 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(3)
As of December 31, 2022, this director held 99,557 RSUs and options to purchase 321,223 shares of our common stock.

(4)
As of December 31, 2022, this director held 99,557 RSUs and options to purchase 321,223 shares of our common stock.

(5)
As of December 31, 2022, this director held 99,557 RSUs and options to purchase 405,123 shares of our common stock.

(6)
As of December 31, 2022, this director held 99,557 RSUs and options to purchase 105,476 shares of our common stock.

(7)
As of December 31, 2022, this director held 99,557 RSUs and options to purchase 361,193 shares of our common stock.

(8)
As of December 31, 2022, this director held 99,557 RSUs and no options to purchase shares of our common stock.

(9)
In light of his relationship with Ascensia Diabetes Care, Mr. Schumm has elected not to accept compensation for his service on the Board of Directors.

(10)
As of December 31, 2022, this director held 99,557 RSUs and no options to purchase shares of our common stock.

(11)
In light of his employment relationship with PHC Holdings Corporation at the time Mr. Marotta initially joined the Board of Directors, Mr. Marotta declined to accept compensation for his service on the Board of Directors. However, in October 2022, following the termination of Mr. Marotta’s employment relationship with PHC Holdings Corporation, the Board of Directors approved a director compensation package for Mr. Marotta, pursuant to which he received cash board fees and equity compensation commensurate with the annual compensation of other non-employee directors. Mr. Marotta was granted 66,372 RSUs in October 2022 pursuant to this compensation package, with such RSUs vesting in full on the earlier of May 26, 2023 or the Company’s 2023 Annual Meeting of Stockholders, subject to the director’s continuous service through such vesting date. As of December 31, 2023, Mr. Marotta held 66,372 RSUs and no options to purchase shares of our common stock.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information regarding our equity compensation plans in effect as of December 31, 2022:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	20,556,277(2)	$1.33	35,416,657(3)
Equity compensation plans not approved by security holders	1,000,917(4)	$1.52	684,473(5)
Total	21,557,194	$1.34	36,101,130

(1)
The Company grants full value restricted stock units annually which skew the weighted-average exercise price down since there is no strike price. Excluding restricted stock units, the Company had 10,927,478 securities issued from plans approved by security holders, comprised of stock options, with a weighted-average exercise price of $2.50. The Company had 850,917 securities issued from plans not approved by security holders, comprised of stock options, with a weighted-average exercise price of $1.79. In total between approved and unapproved plans, the Company had 11,778,395 securities, comprised of stock options, with a weighted-average exercise price of $2.45.

(2)
Consists of 1,223,273 shares outstanding under the 1997 Plan and 19,333,004 shares outstanding under the 2015 Plan.

(3)
Consists of 22,366,134 shares available under the 2015 Plan and 13,050,523 shares available under the 2016 Employee Stock Purchase Plan (the “2016 ESPP”). On January 1 of each year, the number of shares reserved under the 2015 Plan and 2016 ESPP is automatically increased by 3.5% and 1%, respectively, of the total number of shares of common stock that are outstanding at that time, or a lesser number of shares as may be determined by our Board. As of December 31, 2022, 479,637,138 shares of the Company’s common stock were outstanding. Therefore, an additional 14,389,114 and 4,796,371 shares were added to the number of available shares under the 2015 Plan and the 2016 ESPP, respectively, in each case effective January 1, 2023.

(4)
Consists of 1,000,917 shares outstanding under our Inducement Plan that was in effect as of May 30, 2019. The Inducement Plan was adopted without the approval of the Company’s stockholders. A description of the Inducement Plan is contained in Note 15 of the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

(5)
Consists of 684,473 shares available under our Inducement Plan.

TRANSACTIONS WITH RELATED PERSONS
RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES
We have adopted a related party transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related party transactions. For purposes of our policy only, a related party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related party are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related party is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related party transaction, including any transaction that was not a related party transaction when originally consummated or any transaction that was not initially identified as a related party transaction prior to consummation, our management must present information regarding the related party transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related parties, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related party transactions, our Audit Committee, or other independent body of our Board of Directors, will take into account the relevant available facts and circumstances including:
•
the risks, costs and benefits to us;

•
the impact on a director’s independence in the event that the related party is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related party transaction, our Audit Committee, or other independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board of Directors, determines in the good faith exercise of its discretion.

CERTAIN RELATED PARTY TRANSACTIONS
Except as described below, there have been no transactions since January 1, 2022 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation” and “Non-Employee Director Compensation.”
Collaboration and Commercialization Agreement with Ascensia
On August 9, 2020, we entered into a collaboration and commercialization agreement (the “Commercialization Agreement”) with Ascensia Diabetes Care Holdings AG (“Ascensia”), an affiliate of PHC Holdings Corporation (“PHC”), a beneficial owner of greater than 15% of our outstanding common stock. Mr. Schumm, who was appointed to our board of directors in connection with the contemporaneous financing transaction with PHC, is the president and chief executive officer of Ascensia.
Pursuant to the agreement, as amended through the date hereof, we granted Ascensia the exclusive right to distribute the Eversense continuous glucose monitoring system worldwide subject to certain initial exceptions. Pursuant to the agreement, subject to certain conditions, Ascensia will receive a portion of net revenue at specified tiered percentages ranging from the mid-teens to the mid-forties based on levels of global net revenues. The agreement has an initial term that will expire five years from the Product Availability Date (as defined in the agreement) for Eversense XL, which will be automatically extended for up to 3.5 additional years to provide Ascensia the ability to sell a 365-day Eversense product for two years if Ascensia would not have otherwise had such two-year opportunity at the time the initial term expires.
For the year ended December 31, 2022, we paid $2.1 million to Ascensia related to commercial support and $0.8 million for replacement obligations under warranties. For the year ended December 31, 2021, we did not make any significant payments to Ascensia.
As of December 31, 2022, we owed Ascensia an aggregate of $0.8 million for replacement obligations under warranties under the agreement.
Other transactions with Ascensia
We also purchase certain medical supplies from Ascensia for our clinical trials. For the years ended December 31, 2022 and 2021, we paid $0.2 million and $0.2 million, respectively, to Ascensia, under this arrangement.
Financing Transactions with PHC Holdings Corporation
Note Purchase Agreement
In connection with the Commercialization Agreement, on August 9, 2020, we entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with PHC. Pursuant to the Note Purchase Agreement, we borrowed $35.0 million in aggregate principal through the issuance and sale of Senior Secured Convertible Notes (the “2024 Notes”) to PHC. We also issued 2,941,176 shares of common stock to PHC as a financing fee.
The 2024 Notes were our senior secured obligations and were guaranteed by our wholly owned subsidiary, Senseonics, Incorporated. Interest at the initial annual rate of 9.5% was payable semi-annually in cash or, at our option, payment in kind. The interest rate decreased to 8.0% after we obtained approval for 180-day Eversense XL for marketing in the United States, subject to certain conditions. The maturity date for the 2024 Notes was October 31, 2024 (the “Maturity Date”). The obligations under the 2024 Notes were secured by substantially all of our and our subsidiary’s assets.
The holders of the 2024 Notes were entitled to convert the 2024 Notes to common stock at an initial conversion rate of 1,867.4136 shares per $1,000 principal amount of the 2024 Notes (including any interest added thereto as payment in kind), equivalent to a conversion price of approximately $0.54 per share, subject to specified anti-dilution adjustments, including adjustments for our issuance of equity securities on or prior to April 30, 2022 below the conversion price. In addition, following a notice of redemption or certain corporate events that occur prior to the Maturity Date, we would be required, in certain circumstances, to increase the conversion rate for a holder who elected to convert its Notes in connection with such notice of redemption or corporate event.
Subject to specified conditions, on or after October 31, 2022, the 2024 Notes were redeemable by the Company if the closing sale price of our Common Stock were to exceed 275% of the conversion price for a specified period of time and subject to certain conditions upon 10 days prior written notice at a cash redemption price equal to the then outstanding principal amount (including any payment in kind interest which has been added to such amount), plus any accrued but unpaid interest. On or after October 31, 2023, the 2024 Notes were redeemable by the Company upon 10 days prior written notice at a cash redemption price equal to the then outstanding principal amount (including any payment in kind interest which has been added to such amount), plus any accrued but unpaid interest, plus a call premium of 130% if redeemed at least six months prior to the Maturity Date or a call premium of 125% if redeemed within six months of the Maturity Date.
The maximum outstanding principal amount of the 2024 Notes during 2022 was $35.0 million. We paid cash interest on the 2024 Notes in the amount of $3.1million during 2022. On March 13, 2023, we entered into the Exchange Agreement, pursuant to which the 2024 Notes were subsequently exchanged for a warrant to purchase common stock of the Company, as described in “— Exchange Agreement” below.
Exchange Agreement
On March 13, 2023 we entered into an Exchange Agreement (the “Exchange Agreement”) with PHC pursuant to which PHC agreed to exchange (the “Exchange”) its $35.0 million aggregate principal amount of 2024 Notes, including all accrued and unpaid interest thereon, for a warrant (the “Exchange Warrant”) to purchase up to 68,525,311 shares of the Company’s common stock, $0.001 par value per share (the “Exchange Warrant Shares”). The Exchange Warrant is a “pre-funded” warrant with a nominal exercise price of $0.001 per Exchange Warrant Share. The number of Exchange Warrant Shares represents the number of shares of common stock previously issuable upon conversion of the 2024 Notes, in accordance with the original terms of the notes, including a number of shares in respect of accrued and unpaid interest through the closing date, plus additional shares with a value of $675,000 reflecting a portion of the future interest payments forgone by PHC.
Optional Future Sale and Issuance of Convertible Preferred Stock
In connection with our entry into the Note Purchase Agreement, we also had the option to sell and issue PHC up to $15.0 million of convertible preferred stock (the “PHC Preferred Stock”) on or before December 31, 2022, contingent upon our obtaining approval for 180-day Eversense XL for marketing in the United States before such date. The purchase price per share of the PHC Preferred Stock would be $1,000.00 per share. Each share of PHC Preferred Stock would have been convertible into a number of shares of Common Stock equal to $1,000 divided by the conversion price of $0.476 per share, subject to customary anti-dilution adjustments. We obtained approval for 180-day Eversense XL for marketing in the United States in February 2022. However, we did not elect to issue any shares of PHC Preferred Stock and we allowed this option to terminate unexercised on December 31, 2022.
Registration Rights Agreement
In connection with the entry into the Note Purchase Agreement, the Company and PHC entered into a registration rights agreement (the “PHC RRA”), pursuant to which the Company agreed to register the resale of the Financing Fee Shares and any shares issuable upon conversion of the 2024 Notes (the “PHC Registrable Securities”), pursuant to a registration statement on Form S-3, which the Company filed in September 2020. The PHC RRA also provides the holders of PHC Registrable Securities customary demand and piggy back registration rights and includes certain other customary provisions.
Investor Rights Agreement
In connection with the entry into the Note Purchase Agreement, on August 9, 2020, the Company and PHC entered into an investor rights agreement (the “PHC IRA”). Pursuant to the PHC IRA, for so long as

PHC and its affiliates hold, in the aggregate on an as-converted basis, at least 15% of the Company’s Common Stock, PHC will have the right to designate two members (the “PHC Designees”) of the Company’s Board of Directors. If PHC and its affiliates hold, in the aggregate on an as-converted basis, at least 5% but less than 15% of the Company’s Common Stock, PHC will have the right to designate one member of the Board. To date, PHC designated two directors pursuant to this right, Robert Schumm and John Marotta. In addition, pursuant to the PHC IRA, the holders of the 2024 Notes have a right to participate in certain offerings of equity or debt securities on a pro rata basis, subject to customary exceptions.
Securities Purchase Agreement
On March 13, 2023, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with PHC, pursuant to which the Company issued and sold to PHC in a private placement (the “Private Placement”) a pre-funded warrant (the “Purchase Warrant”) to purchase up to 15,425,750 shares of the Company’s common stock (the “Purchase Warrant Shares”). The purchase price of the Purchase Warrant was approximately $0.97 per Purchase Warrant Share, which was calculated based on a trailing 10-day volume weighted average price of the Company’s common stock through March 10, 2023. Each Purchase Warrant is a “pre-funded” warrant with a nominal exercise price of $0.001 per Purchase Warrant Share. We received aggregate gross proceeds of $15.0 million in the transaction, before deducting private placement expenses payable by us.
New Registration Rights Agreement
In connection with the entry into the Securities Purchase Agreement and the Exchange Agreement, the Company and PHC entered into a registration rights agreement (the “2023 PHC RRA”), pursuant to which the Company has agreed to register the resale of any shares issuable upon exercise of the Purchase Warrant and the Exchange Warrant (the “PHC Registrable Securities”), pursuant to a registration statement (the “Registration Statement”) to be filed with the SEC. Pursuant to the 2023 PHC RRA, the Company has agreed to file the Registration Statement no later than May 15, 2023, and to have it declared effective no later than 90 days thereafter.
Equity Line Agreement with Energy Capital
On November 9, 2020, we entered into an equity line agreement (the “Equity Line Agreement”) with Energy Capital, LLC (“Energy Capital”), a beneficial owner of greater than 5% of our common stock. The Equity Line Agreement provided that, upon the terms and subject to the conditions and limitations set forth therein, Energy Capital committed to purchase up to an aggregate of $12.0 million of shares of our newly designated series B convertible preferred stock (the “Series B Preferred Stock”) at our request from time to time during the 24-month term of the Equity Line Agreement.
Under the Equity Line Agreement, beginning January 21, 2021, subject to the satisfaction of certain conditions, including that we have less than $8 million of cash, cash equivalents and other available credit (aside from availability under the Equity Line Agreement), we had the right, in our sole discretion, to present Energy Capital with a purchase notice (each, a “Regular Purchase Notice”) directing Energy Capital (as principal) (as principal) to purchase shares of Series B Preferred Stock at a price of $1,000 per share (not to exceed $4.0 million worth of shares) once per month, up to an aggregate of $12.0 million of our Series B Preferred Stock at a per share price (the “Purchase Price”) equal to $1,000 per share of Series B Preferred Stock, with each share of Series B Preferred Stock initially convertible into common stock, beginning six months after the date of its issuance, at a conversion price of $0.3951 per share, subject to customary anti-dilution adjustments, including in the event of any stock split. The Equity Line Agreement provided that we were not permitted to affect any Regular Purchase Notice under the Equity Line Agreement on any date where the closing price of our Common Stock on the NYSE American is less than $0.25 without the approval of Energy Capital.
In addition, beginning on January 1, 2022, since there had been no sales of the Series B Preferred Stock pursuant to the Equity Line Agreement, Energy Capital had the right, at its sole discretion, by its delivery to us of a Regular Purchase Notice, to purchase up to the $12.0 million of Series B Preferred under the Equity Line Agreement at the Purchase Price.

On November 7, 2022, Energy Capital exercised in full its right to purchase $12.0 million of Series B Preferred Stock. Each share of Series B Preferred Stock is initially convertible into a number of shares of our common stock equal to $1,000 divided by the conversion price of $0.3951 per share, subject to customary anti-dilution adjustments, including in the event of any stock split.
Concurrently with entry into the Equity Line Agreement, we issued a warrant to Energy Capital, exercisable beginning May 9, 2021, to purchase up to 10,000,000 shares of common stock at an exercise price of $0.3951 per share. This warrant was exercised in full in February 2022.
INDEMNIFICATION
The Company provides indemnification for its directors so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Bylaws, the Company is generally required to indemnify its directors to the extent not prohibited under Delaware or other applicable law. The Company also has the power to indemnify its officers, employees and other agents as set forth in Delaware law or any other applicable law. The Board of Directors has the power to delegate the determination of whether indemnification shall be given to any such person to such officers or other persons as the Board of Directors shall determine.
The Company has entered into indemnity agreements with each of its directors and executive officers. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations from certain reporting persons received by the Company during the year ended December 31, 2022, we believe that our executive officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements, except for the following: Mr. Marotta filed a late Form 3 one year and 54 days late on November 2, 2022.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Notices of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to Senseonics Holdings, Inc., Attn: Corporate Secretary, 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005. Stockholders who currently receive multiple copies of the

Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
Rick Sullivan
Secretary
Dated: April 6, 2023
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is available without charge upon written request to: Corporate Secretary, Senseonics Holdings, Inc., 20451 Seneca Meadows Parkway, Germantown, Maryland 20876-7005.

Senseonics™ VOTE

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Your vote matters – here's how to vote!

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Senseonics Holdings, Inc. 2023 Annual Meeting Proxy Card

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1. Election of five directors

	For	Withhold
01 - Timothy T. Goodnow	☐	☐
02 - Francine R. Kaufman	☐	☐
03 - Sharon Larkin	☐	☐
04 - Koichiro Sato	☐	☐
05 - Robert Schumm	☐	☐

C 1234567890 J N T

1 U P X 5 7 6 0 7 3

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1 U P X01 - Timothy T. Goodnow04 - Koichiro Sato02 - Francine R. Kaufman05 - Robert Schumm03 - Sharon LarkinFor Withhold For Withhold For WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03SQ6D++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qSenseonics Holdings, Inc. 2023 Annual Meeting Proxy CardA Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.2. Approval, on an advisory basis, of the compensation of ournamed executive officers, as disclosed in this proxy statement3. Ratification of selection by the Audit Committee of the Boardof Directors of KPMG LLP as our independent registered publicaccounting firm for the fiscal year ending December 31, 2023.1. Election of five directorsFor Against Abstain For Against Abstain000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345MMMMMMMMMMMMMMMMMMMMMMMM5 7 6 0 7 3MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extIf no electronic voting,delete QR code and control #Δ ≈You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/sens orscan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/sensPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYour vote matters – here’s how to vote!23-1867-1 C3.6 P108Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/sensNotice of 2023 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting – May 17, 2023Timothy T. Goodnow and Rick Sullivan, or together or either of them, referred to herein as the Proxies, each with the power of substitution, are herebyauthorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the AnnualMeeting of Stockholders of Senseonics Holdings, Inc. to be held on May 17, 2023 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of thedirector nominees, FOR Proposals 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy — Senseonics Holdings, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below. Comments — Please print your comments below.The 2023 Annual Meeting of Stockholders of Senseonics Holdings, Inc. will be held onWednesday, May 17, 2023 at 10:00 A.M. local time, virtually via the internet at www.meetnow.global/MAJWHPT.23-1867-1 C3.6 P1091 U P X01 - Timothy T. Goodnow04 - Koichiro Sato02 - Francine R. Kaufman05 - Robert Schumm03 - Sharon LarkinFor Withhold For Withhold For WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03SQ7D++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qSenseonics Holdings, Inc. 2023 Annual Meeting Proxy CardA Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.2. Approval, on an advisory basis, of the compensation of ournamed executive officers, as disclosed in this proxy statement3. Ratification of selection by the Audit Committee of the Boardof Directors of KPMG LLP as our independent registered publicaccounting firm for the fiscal year ending December 31, 2023.1. Election of five directorsFor Against Abstain For Against AbstainMMMMMMMMM 576073MMMMMMMMMMMM23-1867-1 C3.6 P110Notice of 2023 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting – May 17, 2023Timothy T. Goodnow and Rick Sullivan, or together or either of them, referred to herein as the Proxies, each with the power of substitution, are herebyauthorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the AnnualMeeting of Stockholders of Senseonics Holdings, Inc. to be held on May 17, 2023 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of thedirector nominees, FOR Proposals 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy — Senseonics Holdings, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qThe 2023 Annual Meeting of Stockholders of Senseonics Holdings, Inc. will be held onWednesday, May 17, 2023 at 10:00 A.M. local time, virtually via the internet at www.meetnow.global/MAJWHPT.To access the virtual meeting, you must refer to the "Questions and Answers About the Annual Meeting" section of the Proxy Statement.The Proxy Statement is available at www.envisionreports.com/sens

1 U P X01 - Timothy T. Goodnow04 - Koichiro Sato02 - Francine R. Kaufman05 - Robert Schumm03 - Sharon LarkinFor Withhold For Withhold For WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03SQ6D++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qSenseonics Holdings, Inc. 2023 Annual Meeting Proxy CardA Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.2. Approval, on an advisory basis, of the compensation of ournamed executive officers, as disclosed in this proxy statement3. Ratification of selection by the Audit Committee of the Boardof Directors of KPMG LLP as our independent registered publicaccounting firm for the fiscal year ending December 31, 2023.1. Election of five directorsFor Against Abstain For Against Abstain000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345MMMMMMMMMMMMMMMMMMMMMMMM5 7 6 0 7 3MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extIf no electronic voting,delete QR code and control #Δ ≈You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/sens orscan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/sensPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYour vote matters – here’s how to vote!23-1867-1 C3.6 P108Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/sensNotice of 2023 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting – May 17, 2023Timothy T. Goodnow and Rick Sullivan, or together or either of them, referred to herein as the Proxies, each with the power of substitution, are herebyauthorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the AnnualMeeting of Stockholders of Senseonics Holdings, Inc. to be held on May 17, 2023 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of thedirector nominees, FOR Proposals 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy — Senseonics Holdings, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below. Comments — Please print your comments below.The 2023 Annual Meeting of Stockholders of Senseonics Holdings, Inc. will be held onWednesday, May 17, 2023 at 10:00 A.M. local time, virtually via the internet at www.meetnow.global/MAJWHPT.23-1867-1 C3.6 P1091 U P X01 - Timothy T. Goodnow04 - Koichiro Sato02 - Francine R. Kaufman05 - Robert Schumm03 - Sharon LarkinFor Withhold For Withhold For WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03SQ7D++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qSenseonics Holdings, Inc. 2023 Annual Meeting Proxy CardA Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.2. Approval, on an advisory basis, of the compensation of ournamed executive officers, as disclosed in this proxy statement3. Ratification of selection by the Audit Committee of the Boardof Directors of KPMG LLP as our independent registered publicaccounting firm for the fiscal year ending December 31, 2023.1. Election of five directorsFor Against Abstain For Against AbstainMMMMMMMMM 576073MMMMMMMMMMMM23-1867-1 C3.6 P110Notice of 2023 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting – May 17, 2023Timothy T. Goodnow and Rick Sullivan, or together or either of them, referred to herein as the Proxies, each with the power of substitution, are herebyauthorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the AnnualMeeting of Stockholders of Senseonics Holdings, Inc. to be held on May 17, 2023 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of thedirector nominees, FOR Proposals 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy — Senseonics Holdings, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qThe 2023 Annual Meeting of Stockholders of Senseonics Holdings, Inc. will be held onWednesday, May 17, 2023 at 10:00 A.M. local time, virtually via the internet at www.meetnow.global/MAJWHPT.To access the virtual meeting, you must refer to the "Questions and Answers About the Annual Meeting" section of the Proxy Statement.The Proxy Statement is available at www.envisionreports.com/sens